Exhibit 21.1
SUBSIDIARIES OF THE COMPANY
As of November 30, 2025

Name of the Subsidiary	State or Country in which Organized

2117974 Ontario Inc.	Canada
9182918 Canada Inc.	Canada
Advanced Technology Trading Company Ltd.	United Kingdom
Afina Sistemas Informaticos, S.L.	Spain
Afina Venezuela, C.A.	Venezuela
Apptium Technologies India Private Limited	India
Apptium Technologies LLC	Virginia, U.S.A.
AS 24 Communications – Fonebank SARL	France
Ascendant Technology Holdings UK Limited	United Kingdom
Asset Ohio Fourth Street LLC	Ohio, U.S.A.
AVT Technology Solutions Holdings LLC	Delaware, U.S.A.
AVT Technology Solutions LLC	Delaware, U.S.A.
Azlan European Finance Limited	United Kingdom
Azlan GmbH	Germany
Azlan Group Limited	United Kingdom
Azlan Limited	United Kingdom
Azlan Scandinavia AB	Sweden
Catamount Insurance Solutions, LLC	Vermont, U.S.A.
Cokeva, Inc.	California, U.S.A.
ComputerLand Corporation	California, U.S.A.
Corporate Mobile Recycling Espana, S.L.U	Spain
Corporate Mobile Recycling Limited	United Kingdom
CyberLogistics Corporation	Japan
DLT Solutions Canada Inc.	Canada
DLT Solutions, LLC	Virginia, U.S.A.
Draxmar Limited	Cyprus
Dritte TENVA Property GmbH Nettetal	Germany
EKM Global Limited	United Kingdom
GLS Software, S. de R.L	Panama
GWC Singapore Pte. Ltd.	Singapore
Gateway Computer Co., Ltd	Japan
Horizon Technical Services (UK) Limited	United Kingdom
Hyve IT Solutions Israel Ltd	Israel
Hyve IT Solutions South Africa (PTY) LTD	South Africa
Hyve SNX Solutions Ireland Limited	Ireland
Hyve Solutions (Taiwan) Corporation	Taiwan

Hyve Solutions Canada Limited	Canada
Hyve Solutions China Limited	China
Hyve Solutions Corporation	California, U.S.A.
Hyve Solutions Europe Limited	United Kingdom
Hyve Solutions HK Limited	Hong Kong, China
Hyve Solutions Holding Company Limited	United Kingdom
Hyve Solutions India Private Limited	India
Hyve Solutions Japan K.K.	Japan
Hyve Solutions Korea Limited	South Korea
Hyve Solutions Malaysia SDN. BHD	Malaysia
Hyve Solutions New Zealand Limited	New Zealand
Hyve Solutions Singapore Pte. Ltd.	Singapore
Hyve Solutions UK Limited	United Kingdom
Hyve Solutions US Global Holding Corporation	Delaware, U.S.A.
Instituto de Educacion Avanzada, S. de R.L. de C.V.	Mexico
IPsense Computacão Em Nuvem Ltda.	Brazil
IPsense Servicos de Computacão Em Nuvem Ltda.	Brazil
IQBlade Limited	United Kingdom
LatAm Holding B.V.	Netherlands
License Online, Inc.	California, U.S.A.
Managed Training Services Limited	United Kingdom
Maneboard Limited	United Kingdom
Orca Tech Services Pty Ltd	Australia
Orca Technology Pty Ltd	Australia
PDSI B.V.	Netherlands
Pegasus Telecom, LLC.	Delaware, U.S.A.
Prolink Mümessillik İç ve Dış Ticaret Anonim Şirketi	Turkey
PT Tech Data Advanced Solutions Indonesia	Indonesia
Sennex Enterprises Limited	Hong Kong, China
Shyft Global Services ULC	Canada
Shyft Global Services, Inc.	Delaware, U.S.A.
SIT Funding LLC	Delaware, U.S.A.
SYNNEX de México, S.A. de C.V.	Mexico
SYNNEX Finance Hybrid II, LLC	California, U.S.A.
SYNNEX Holdco, Inc.	Delaware, U.S.A.
SYNNEX Logistics Corporation	British Virgin Islands
TD Advanced Solutions (Malaysia) Sdn. Bhd.	Malaysia
TD Funding UK Limited	United Kingdom
TD SYNNEX (Barbados) SRL	Barbados
TD SYNNEX Advanced Services Limited	United Kingdom
TD SYNNEX Argentina, S.R.L.	Argentina
TD SYNNEX Austria GmbH	Austria
TD SYNNEX Belgium B.V.	Belgium
TD SYNNEX Brasil Ltda.	Brazil

TD SYNNEX Bucharest S.R.L.	Romania
TD SYNNEX CALA, Inc.	Delaware, U.S.A.
TD SYNNEX Canada Holdings Corp.	Canada
TD SYNNEX Canada ULC	Canada
TD SYNNEX Capital Belgium B.V.	Belgium
TD SYNNEX Capital France	France
TD SYNNEX Capital Germany GmbH	Germany
TD SYNNEX Capital Netherlands B.V.	Netherlands
TD SYNNEX Capital Spain S.L.U.	Spain
TD SYNNEX Capital UK Limited	United Kingdom
TD SYNNEX Capital, LLC	Delaware, U.S.A.
TD SYNNEX Chile Limitada	Chile
TD SYNNEX China Limited	China
TD SYNNEX Colombia Ltda.	Colombia
TD SYNNEX Costa Rica S.A	Costa Rica
TD SYNNEX Croatia d.o.o.	Croatia
TD SYNNEX Croatia Services d.o.o.	Croatia
TD SYNNEX Czech s.r.o.	Czech Republic
TD SYNNEX d.o.o. Beograd	Serbia
TD SYNNEX de Puerto Rico Inc.	Puerto Rico
TD SYNNEX Denmark ApS	Denmark
TD SYNNEX Ecuador Cia. Ltda.	Ecuador
TD SYNNEX Europe GmbH	Germany
TD SYNNEX Europe Services and Operations, S.L.U.	Spain
TD SYNNEX Finance Limited	United Kingdom
TD SYNNEX Finland OY	Finland
TD SYNNEX France Holding	France
TD SYNNEX France	France
TD SYNNEX Germany GmbH & Co. OHG	Germany
TD SYNNEX Global Holdings	Cayman Islands
TD SYNNEX Global Holdings	United Kingdom
TD SYNNEX Guatemala, S.A.	Guatemala
TD SYNNEX Holding Germany GmbH & Co. KG	Germany
TD SYNNEX Hungary Kft	Hungary
TD SYNNEX Information Technologies (Beijing) Ltd.	China
TD SYNNEX Information Technologies (Chengdu) Ltd.	China
TD SYNNEX Information Technologies (Guizhou) Ltd.	China
TD SYNNEX International Sarl	Switzerland
TD SYNNEX Ireland Limited	Ireland
TD SYNNEX Italy S.r.l.	Italy
TD SYNNEX K.K.	Japan
TD SYNNEX Kft	Hungary
TD SYNNEX Ljubljana d.o.o.	Slovenia
TD SYNNEX Netherlands B.V.	Netherlands

TD SYNNEX Norway AS	Norway
TD SYNNEX Panama, S.A.	Panama
TD SYNNEX Paraguay S.R.L.	Paraguay
TD SYNNEX Payment Solutions, S.A. de C.V.	Mexico
TD SYNNEX Peru S.A.C.	Peru
TD SYNNEX Poland sp. z o.o.	Poland
TD SYNNEX Portugal, Lda	Portugal
TD SYNNEX Service GmbH	Austria
TD SYNNEX Services Italy S.r.l.	Italy
TD SYNNEX Slovakia, s.r.o.	Slovakia
TD SYNNEX Spain, S.L.U.	Spain
TD SYNNEX Supply Chain Services Limited	United Kingdom
TD SYNNEX Sweden AB	Sweden
TD SYNNEX Switzerland GmbH	Switzerland
TD SYNNEX TS Europe B.V.	Belgium
TD SYNNEX Turkey Bilgi Teknolojileri Anonim Şirketi	Turkey
TD SYNNEX UK Acquisition Limited	United Kingdom
TD SYNNEX UK Finance Limited	United Kingdom
TD SYNNEX UK Limited	United Kingdom
TD SYNNEX UK Resources Limited	United Kingdom
TD SYNNEX Uruguay S.R.L.	Uruguay
TD Treasury UK Ltd	United Kingdom
TD UK Holding Ltd	United Kingdom
TDS UK FinCo Holdings, LLC	Delaware
TDS UK Treasury Holding, LLC	Delaware
Tec D (Malaysia) Sdn. Bhd.	Malaysia
Tec D Advanced Solutions (Malaysia) Sdn. Bhd.	Malaysia
Tec D Distribution (Malaysia) Sdn. Bhd.	Malaysia
Tech Data (ANZ) Pty. Ltd.	Australia
Tech Data (China) Limited	China
Tech Data (Hong Kong) Limited	Hong Kong, China
Tech Data (Netherlands) B.V.	Netherlands
Tech Data (Singapore) Pte. Ltd.	Singapore
Tech Data Advanced Private Limited	India
Tech Data Advanced Solutions (ANZ) Limited	Australia
Tech Data Advanced Solutions (Singapore) Pte. Ltd.	Singapore
Tech Data Advanced Solutions (Thailand) Limited	Thailand
Tech Data Advanced Solutions (Vietnam) Company Limited	Vietnam
Tech Data Argentina S.A.	Argentina
Tech Data AS Pte. Ltd.	Singapore
Tech Data Brasil Ltda	Brazil
Tech Data Capital Canada ULC	Canada
Tech Data Capital Limited	Cyprus
Tech Data Computer & Equipment Company Limited	Hong Kong, China

Tech Data Computer Service (Hong Kong) Limited	Hong Kong, China
Tech Data Computer Service (Macau) Limited	Macao, China
Tech Data Distribution (Hong Kong) Limited	Hong Kong, China
Tech Data Distribution (Singapore) Pte. Ltd.	Singapore
Tech Data European Management GmbH	Germany
Tech Data Finance Partner LLC	Florida, U.S.A.
Tech Data Finance SRL	Barbados
Tech Data Florida Services, Inc.	Florida, U.S.A.
Tech Data Global Finance L.P.	Cayman Islands
Tech Data Global Holding, Inc.	Delaware, U.S.A.
Tech Data Government Solutions, LLC	Indiana, U.S.A.
Tech Data Holding Limited	United Kingdom
Tech Data Holdings SRL	Barbados
Tech Data Interactive Technology Limited	British Virgin Islands
Tech Data IT Solutions & Systems Management Limited	British Virgin Islands
Tech Data Latin America, Inc.	Florida, U.S.A.
Tech Data Management GmbH	Austria
Tech Data Marne SNC	France
Tech Data Operations Center, S.A.	Costa Rica
Tech Data Product Management, Inc.	Florida, U.S.A.
Tech Data Strategy GmbH	Germany
Tech Data Treasury SRL	Barbados
Tech Data UK Finance Partner Limited	United Kingdom
Tech Data USA LLC	Delaware, U.S.A.
Tech Data Worldwide SRL	Barbados
TechData Uruguay, S.A.	Uruguay
Tenva TS Canada ULC	Canada
Tenva TS Thailand LLC	Delaware, U.S.A.
TS Holding Asia B.V.	Netherlands
TS Indonesian Holding B.V.	Netherlands
Westcon Group, Inc.	Delaware, U.S.A.
Westcon Group North America, Inc	New York, U.S.A.
Westcon Mexico, S.A. de C.V.	Mexico
WG-UK Holding Company Limited	United Kingdom
WG-US HoldCo, Inc.	Delaware, U.S.A.